SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Wells Fargo & Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 28, 2020

The following materials relate to the Notice of Annual Meeting and Proxy Statement for the 2020 Annual Meeting of Shareholders (the “Proxy Statement”) of Wells Fargo & Company (the “Company”), dated March 16, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders scheduled to be held on Tuesday, April 28, 2020. These definitive additional materials are being filed with the U.S. Securities and Exchange Commission and are being made available to shareholders on or about April 6, 2020.

PLEASE READ THESE MATERIALS CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT AND OTHER PROXY MATERIALS.

NOTICE OF CHANGE TO A VIRTUAL-ONLY ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 28, 2020

Dear Shareholders,

In the interest of the health and safety of our shareholders, employees, and communities, and in light of further developments regarding the coronavirus or COVID-19 and recent guidance from the Centers for Disease Control and Prevention, the World Health Organization, and federal, state and local public health authorities, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) of Wells Fargo & Company (the “Company”) now will be held by remote communication in a virtual-only format. Shareholders will not be able to attend the 2020 Annual Meeting in person. The previously announced date and time of the meeting (April 28, 2020 at 10:00 a.m., Mountain Daylight Time) has not changed. The items of business are the same as set forth in the Notice of Annual Meeting and Proxy Statement for the 2020 Annual Meeting of Shareholders previously mailed or made available to shareholders.

Shareholders of record of our common stock at the close of business on February 28, 2020, the record date, can attend, vote, and ask questions at the 2020 Annual Meeting. The charts below provide instructions for: (1) attending and participating at the 2020 Annual Meeting, and (2) voting during the 2020 Annual Meeting. Please note that the instructions for voting during the 2020 Annual Meeting differ based on if you are a record holder or a beneficial, or street name, holder. Participants in the Company’s 401(k) Plan and/or Stock Purchase Plan (the “Company Plans”) must provide their voting instructions prior to the 2020 Annual Meeting by the deadlines included in their proxy materials.

How Shareholders Can Attend and Guests Can Listen to the 2020 Annual Meeting

Attend and Participate in 2020 Annual Meeting as a Shareholder

Go to www.virtualshareholdermeeting.com/WFC2020 and, when prompted, enter the 16-digit control number included in your proxy materials. Once you are admitted to the meeting as a shareholder, you can ask questions by following the directions on the virtual meeting website. We encourage shareholders to log into this website and access the virtual meeting before the start time.

Meeting date: April 28, 2020

Meeting time: 10:00 a.m., Mountain Daylight Time / 12:00 p.m., Eastern Daylight Time

Attend 2020 Annual Meeting as a Guest

Those without a 16-digit control number may attend the 2020 Annual Meeting as guests, but they will not have the option to vote their shares or ask questions during the virtual meeting. Go to www.virtualshareholdermeeting.com/WFC2020 and, when prompted, register as a guest in order to listen to the meeting.

How Record Holders and Beneficial, or Street Name, Holders Can Vote During the 2020 Annual Meeting

Voting by Record Holders:

Vote By Internet

Vote at www.proxypush.com/wfc by entering, when prompted, the 11-digit control number included in the proxy materials previously distributed to you.

Please note that record holders will receive a separate communication beginning on or about April 6, 2020 relating to the separate 16-digit control number required to access the virtual meeting as a shareholder, including in order to ask questions during the meeting.

Vote By Phone	Call 1-866-883-3382 using a touch-tone telephone and follow the recorded instructions. You will need your 11-digit control number included in the proxy materials previously distributed to you.
Voting by Beneficial, or Street Name, Holders:
Vote By Internet

Vote at www.virtualshareholdermeeting.com/WFC2020 by entering, when prompted, the 16-digit control number included in the proxy materials previously distributed to you on behalf of your broker or bank.

Vote By Phone	Call 1-800-690-6903 using a touch-tone telephone and follow the recorded instructions. You will need your 16-digit control number included in the proxy materials previously distributed to you.

Your vote is important. We encourage you to submit your proxy before the 2020 Annual Meeting by one of the methods described in your proxy materials even if you plan to attend the virtual-only 2020 Annual Meeting. The proxy card or voting instruction form included with the proxy materials that were previously distributed to you will not be updated to reflect the change in location. You may continue to use the proxy card or voting instruction form to submit your proxy in connection with the 2020 Annual Meeting.

By Order of our Board of Directors,

Anthony R. Augliera

Deputy General Counsel and Corporate Secretary

The 2020 Annual Meeting on April 28, 2020 at 10:00 a.m. Mountain Daylight Time is available at www.virtualshareholdermeeting.com/WFC2020. Wells Fargo’s 2020 Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2019 are available at: www.proxypush.com/wfc (for record holders) or www.proxyvote.com (for street name holders and participants in the Company Plans).

News Release | April 6, 2020

Wells Fargo Announces Change to a Virtual-Only Format for 2020 Annual Meeting of Shareholders

SAN FRANCISCO – April 6, 2020 – Wells Fargo & Company (NYSE: WFC) announced today a change in the location of its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”). In the interest of the health and safety of our shareholders, employees, and communities, and in light of further developments regarding the coronavirus or COVID-19 and recent guidance from the Centers for Disease Control and Prevention, the World Health Organization, and federal, state and local public health authorities, the 2020 Annual Meeting now will be held by remote communication in a virtual-only format. Shareholders will not be able to attend the 2020 Annual Meeting in person.

The previously announced date and time of the 2020 Annual Meeting has not changed. Shareholders of record of our common stock at the close of business on February 28, 2020, the record date, can participate in the 2020 Annual Meeting via the virtual meeting website below. All shareholders will need their 16-digit control number to be admitted to the meeting as a shareholder, including to ask questions. Those without a 16-digit control number may attend as guests, but they will not have the option to ask questions.

For more information on how shareholders of record can vote during the 2020 Annual Meeting, please read our Notice of Change to a Virtual-only Annual Meeting of Shareholders on our website at www.wellsfargo.com/about/investor-relations/annual-reports.

Date:     Tuesday, April 28, 2020

Time:    10:00 a.m., Mountain Daylight Time / 12:00 p.m., Eastern Daylight Time

Virtual Location: www.virtualshareholdermeeting.com/WFC2020

About Wells Fargo

Wells Fargo & Company (NYSE: WFC) is a diversified, community-based financial services company with $1.9 trillion in assets. Wells Fargo’s vision is to satisfy our customers’ financial needs and help them succeed financially. Founded in 1852 and headquartered in San Francisco, Wells Fargo provides banking, investment and mortgage products and services, as well as consumer and commercial finance, through 7,400 locations, more than 13,000 ATMs, the internet (wellsfargo.com) and mobile banking, and has offices in 32 countries and territories to support customers who conduct business in the global economy. With approximately 260,000 team members, Wells Fargo serves one in three households in the United States. Wells Fargo & Company was ranked No. 29 on Fortune’s 2019 rankings of America’s largest corporations.

Additional information may be found at www.wellsfargo.com | Twitter: @WellsFargo.

© 2020 Wells Fargo Bank, N.A. All rights reserved.

Contact Information

Media

Ancel Martinez, 415-222-3858

ancel.martinez@wellsfargo.com

or

Investor Relations

John Campbell, 415-396-0523

john.m.campbell@wellsfargo.com

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2        April 6, 2020 | News Release

WELLS FARGO & COMPANY 420 MONTGOMERY STREET SAN FRANCISCO, CA 94104	WELLS FARGO & COMPANY THE ENCLOSED MATERIALS HAVE BEEN SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY

D09913-Z76918

WELLS FARGO & COMPANY

2020 ANNUAL MEETING OF SHAREHOLDERS

TUESDAY, APRIL 28, 2020

10:00 A.M., MOUNTAIN DAYLIGHT TIME

CHANGE TO A VIRTUAL-ONLY FORMAT FOR 2020 ANNUAL MEETING OF SHAREHOLDERS

In the interest of the health and safety of our shareholders, employees, and communities, and in light of further developments regarding the coronavirus or COVID-19 and recent guidance from the Centers for Disease Control and Prevention, the World Health Organization, and federal, state and local public health authorities, the Annual Meeting of Shareholders to be held on April 28, 2020 (the “2020 Annual Meeting”) now will be held by remote communication in a virtual-only format. You will not be able to attend the 2020 Annual Meeting in person. Shareholders of record of our common stock at the close of business on February 28, 2020, the record date, can participate in the 2020 Annual Meeting via the virtual meeting website located below by entering when prompted the 16-digit control number printed in the box marked by the arrow located above. Once you are admitted to the meeting, you can ask questions by following the directions on the virtual meeting website. Those without a 16-digit control number may attend the 2020 Annual Meeting as guests, but will not have the option to ask questions.

TO ATTEND THE 2020 ANNUAL MEETING (requires 16-digit control number above to enter as a shareholder): www.virtualshareholdermeeting.com/WFC2020

TO VOTE DURING THE 2020 ANNUAL MEETING (requires 11-digit control number from your proxy materials):

www.proxypush.com/wfc

As a record shareholder, you can submit your proxy before and vote during the 2020 Annual Meeting at www.proxypush.com/wfc using the 11-digit control number included in the proxy materials previously distributed to you. Please refer to your proxy materials for other methods for submitting your proxy or voting your shares.